Exhibit 10.41

FIRST AMENDMENT TO CREDIT AGREEMENTAND
SECURITY AGREEMENT

        This FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this “Amendment”), dated as of July 6, 2004, is among ASCENT FUNDING, INC., a Delaware corporation (“Borrower”), ASCENT ASSURANCE, INC., a Delaware corporation (“AAI”), NATIONALCARE® MARKETING, INC., a Delaware corporation (“NCM”), AMERICARE BENEFITS INC., a Delaware corporation (“ABI”), and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

        The Borrower, AAI, NCM and the Lender have previously entered into the Credit Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Credit Agreement”). The Borrower and the Lender have previously entered into the Security Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Security Agreement”).

        The Borrower, AAI, ABI, NCM and the Lender now desire to amend the Credit Agreement to add ABI as an Eligible MGA, to amend the Security Agreement and to make other modifications, as provided in this Amendment.

AGREEMENT:

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Credit Agreement Section 1.1.

Credit Agreement Section 1.1 is amended as follows:

The following terms are added in alphabetical order:

“ABI” means AmeriCare Benefits, Inc., a Delaware corporation.

“ABI Guaranty” means the Guaranty Agreement between ABI and the Lender, substantially in the form of Exhibit Q hereto, duly executed and delivered by ABI, as amended or supplemented from time to time with the consent of the Lender.

“Agent Receivables Collateral Account” means an interest-bearing deposit account owned by, in the name of and under the exclusive control of the Lender.

        The definition of “Borrowing Base” is deleted in its entirety and the following is substituted in lieu thereof:

“Borrowing Base” means, as of any date of determination, seventy-five percent (75%) of an amount equal to (a) the difference between (i) total outstanding Agent Receivables, minus (ii) the amount of the allowance for doubtful accounts with respect to such Agent Receivables, all as stated on Borrower’s most recent available monthly balance sheet prepared by the Borrower in accordance with GAAP and as certified in the most recent Borrowing Base Certificate, plus (b) the amount of any Agent Receivables purchased by the Borrower since the date of such balance sheet (which, for the avoidance of doubt, will include any Accounts Receivable being purchased by the Borrower on the date that such Borrowing Base is being determined) net of an allowance for doubtful accounts determined in accordance with GAAP and supported by a settlement statement between the Borrower and the respective Eligible MGA, a copy of which is delivered to the Borrower and the Lender. Each Agent Receivable included in the Borrowing Base shall have been purchased by Borrower from an Eligible MGA pursuant to the Receivables Purchase Agreement to which such Eligible MGA is a party, shall have been assigned to Borrower pursuant to the Receivables Purchase Agreement and shall be subject to a perfected, first priority security interest in favor of the Lender.

        The definition of “Eligible MGA” is deleted in its entirety and the following is substituted in lieu thereof:

“Eligible MGA” means ABI and NCM.

        The definition of “Guarantor” is deleted in its entirety and the following is substituted in lieu thereof:

“Guarantor” means AAI, ABI and NCM.

        The definition of “Loan Documents” is deleted in its entirety and the following is substituted in lieu thereof:

“Loan Documents” means this Agreement, the Note, the AAI Guaranty, the ABI Guaranty, the NCM Guaranty, the Security Agreement, the AAI Pledge Agreement, the NCM Pledge Agreement, the Intercreditor Subordination Agreement, and any other documents, agreements, reports, and instruments now or hereafter executed in connection herewith or contemplated hereby.

        The definition of “Master General Agent” is deleted in its entirety and the following is substituted in lieu thereof:

“Master General Agent” means ABI, NCM and any other Agent that has entered into a Master General Agent Contract with NFL or FLICA.

        The definition of “Obligor” is deleted in its entirety and the following is substituted in lieu thereof:

“Obligor” means each of Borrower, AAI, ABI and NCM.

        The definition of “Receivables Purchase Agreement” is deleted in its entirety and the following is substituted in lieu thereof:

“Receivables Purchase Agreement” means each of (a) the Third Amended and Restated Receivables Purchase and Sale Agreement dated as of the Closing Date by and between the Borrower and NCM, a copy of which is attached as Exhibit N hereto, as amended from time to time in accordance with the Loan Documents, and (b) the Receivables Purchase and Sale Agreement dated as of _______, 2004, by and between the Borrower and ABI, a copy of which is attached as Exhibit N hereto, as amended from time to time in accordance with the Loan Documents.

2.2 Amendment to Credit Agreement Article IV.The introductory paragraph of Credit Agreement Article IV is deleted in its entirety and the following is substituted in lieu thereof:

Each Obligor hereby represents and warrants, as to itself and its Subsidiaries, as applicable, the following:

2.3 Amendment to Credit Agreement Section 4.13. The last sentence of Credit Agreement Section 4.13 is deleted in its entirety and the following is substituted in lieu thereof:

None of Borrower, ABI and NCM has knowledge of any fact which would impair the validity or collectibility of aggregate Agent Receivables, net of the allowance for doubtful accounts established by Borrower in accordance with GAAP, except to the extent that such impairment could not reasonably be expected to have a Materially Adverse Effect.

2.4 Amendment to Credit Agreement Article V. The introductory paragraph of Credit Agreement Article V is deleted in its entirety and the following is substituted in lieu thereof:

During the term of this Agreement, and until performance, payment and/or satisfaction in full of the Obligations and the termination of the Lender’s obligation to extend credit to the Borrower, each Obligor covenants and agrees that, as to itself, it shall, and shall cause each of its Subsidiaries that is an Obligor or an Insurance Affiliate to, unless the Lender otherwise consents in writing:

2.5 Amendment to Credit Agreement Section 5.8. The introductory paragraph to Credit Agreement Section 5.8 is deleted in its entirety and the following is substituted in lieu thereof:

The Borrower, AAI, ABI and NCM, as appropriate, shall furnish to the Lender:

2.6 Amendment to Credit Agreement Section 5.8(c). Credit Agreement Section 5.8(c) is deleted in its entirety and the following is substituted in lieu thereof:

Quarterly GAAP Statements of each Obligor. As soon as available, and in any event within fifty days after the end of each quarterly fiscal period of each Obligor, copies of the unaudited balance sheet of such Obligor at the end of such fiscal quarter, and the unaudited statement of operations and statements of stockholders’ equity and cash flows of such Obligor for such fiscal quarter and the portion of such fiscal year ended with such fiscal quarter, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with GAAP all in reasonable detail and certified by a Senior Officer of such Obligor as presenting fairly in accordance with GAAP the financial condition of such Obligor as of the end of such period and the results of operations for such period, subject only to normal year-end accruals and audit adjustments and the absence of footnotes.

2.7 Amendment to Credit Agreement Section 5.9(a). The introductory paragraph of Credit Agreement Section 5.9(a) is deleted in its entirety and the following is substituted in lieu thereof:

Simultaneously with each delivery of financial statements and information pursuant to Sections 5.8(a), (b), (c) and (d), the Obligors shall deliver to the Lender:

2.8 Amendment to Credit Agreement Section 5.9(a)(ii). Credit Agreement Section 5.9(a)(ii) is deleted in its entirety and the following is substituted in lieu thereof:

A Compliance Certificate for the period covered by the financial statements then being delivered; provided, no Obligor is required to deliver a Compliance Certificate with the financial information required by Section 5.8(d).

2.9 Amendment to Credit Agreement Section 6.8. Credit Agreement Section 6.8 is amended by deleting clause (c) in its entirety and substituting the following in lieu thereof.

(c) intercompany advances made by the Borrower to an Eligible MGA from time to time, and

2.10 Amendments to Credit Agreement Section 7.2. Credit Agreement Section 7.2 is deleted in its entirety and the following is substituted in lieu thereof:

Section 7.2. Remedies.

(a) Without limiting any other rights or remedies of the Lender provided for elsewhere in the Loan Documents, or by applicable law, or in equity, or otherwise, if any Event of Default described in Section 7.1(a), (b) (as to any failure to perform or observe any term, covenant, or agreement in Article VI), (f), (g), (h) or (l) shall occur and be continuing, each Eligible MGA shall deliver to the Lender all payments and other amounts due and payable by such Eligible MGA pursuant to its respective Receivables Purchase Agreement, all of which amounts shall be deposited by Lender into the Agent Receivables Collateral Account and held as collateral. If an Event of Default exists, the Lender may exercise any remedy available to it under the Loan Documents or applicable law with respect to all property in the Agent Receivables Collateral Account and apply the proceeds in accordance with the Security Agreement. If prior to any such exercise of remedies by the Lender, each Default and Event of Default is cured or waived to the satisfaction of the Lender pursuant to its written agreement, or as may otherwise be agreed to by the Lender, the Lender shall deliver all property in the Agent Receivables Collateral Account (including any accrued interest thereon) to the Borrower.

(b) Without limiting any other rights or remedies of the Lender provided for elsewhere in the Loan Documents, or by applicable law, or in equity, or otherwise, if any Event of Default shall occur and be continuing, the Lender may by notice to the Borrower, (i) declare the Commitment to be terminated, whereupon the same shall forthwith terminate, and (ii) declare all amounts owing under this Agreement and the Note (whether or not such Obligations be contingent or unmatured) to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that, in the case of an Event of Default referred to in Section 7.1(l) with respect to the Borrower, the Commitment shall be immediately terminated, and all such amounts shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

(c) The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

2.11 Exhibits.

(a) Exhibit B to the Credit Agreement is amended by adding the form of Agent Contract for ABI, in the form of Exhibit B attached hereto, to Exhibit B to the Credit Agreement.

(b)        Exhibit C to the Credit Agreement is amended by adding the form of the Master General Agent Contract between ABI and NFL and the Master General Agent Contract between ABI and FLICA, in the form of Exhibit C attached hereto, to Exhibit C to the Credit Agreement.

(c)        Exhibit N to the Credit Agreement is amended by adding the form of Receivables Purchase Agreement between ABI and the Borrower, in the form of Exhibit N attached hereto, to Exhibit N to the Credit Agreement.

(d) Exhibit O (Compliance Certificate) to the Credit Agreement is deleted in its entirety and a new Exhibit O, in the form of Exhibit O attached hereto, is substituted in lieu thereof.

(e) A new Exhibit Q (ABI Guaranty), in the form of Exhibit Q attached hereto, is added to the Credit Agreement.

ARTICLE III

Amendments to Security Agreement

3.1 Amendment to Security Agreement Section 6(b). Security Agreement Section 6(b) is deleted in its entirety and the following is substituted in lieu thereof:

(b)        Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, exercisable after the occurrence of (i) an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (A) to obtain and adjust insurance required by Secured Party hereunder; (B) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (C) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (A) or (B) above; and (D) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral, and (ii) a Default or an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to receive, endorse and collect any drafts or other instruments and documents for deposit to the Agent Receivables Collateral Account.

3.2 Amendment to Security Agreement Section 6(d). Security Agreement Section 6(d) is deleted in its entirety and the following is substituted in lieu thereof:

(d) Debtor’s Receipt of Proceeds.

(i)         All amounts and proceeds (including instruments and writings) received by Debtor in respect of Collateral (other than amounts of and accounts constituting Agent Receivables, proceeds of Agent Receivables or general intangibles) shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement).

(ii)         If no Default or Event of Default exists, all amounts and proceeds of accounts constituting Agent Receivables, proceeds of Agent Receivables and general intangibles shall only be deposited in a deposit account described in Schedule 9 or otherwise agreed to by Secured Party. If an Event of Default described in Credit Agreement Section 7.1(a), (b) (as to any failure to perform or observe any term, covenant, or agreement in Credit Agreement Article VI), (f), (g), (h) or (l) exists, all amounts of and proceeds of accounts constituting Agent Receivables, proceeds of Agent Receivables and general intangibles shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement).

3.3 Amendment to Security Agreement Section 8(c). Security Agreement Section 8(c) is deleted in its entirety and the following is substituted in lieu thereof:

(c) Application of Proceeds.

(i)         If any Event of Default exists, Secured Party may at its discretion apply or use any cash held (other than cash in the Agent Receivables Collateral Account) by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral held (other than cash in the Agent Receivables Collateral Account) as follows in such order and manner as Secured Party may elect:

(A)

to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Secured Party in connection with (1) the administration of the Loan Documents, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (3) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(B)	to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(C)	to the satisfaction of the Indebtedness;

(D)	by holding such cash and proceeds as Collateral prior to application to the Indebtedness if required by applicable law or any court or governmental authority;

(E)	to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(F)	by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(ii)         If an Event of Default exists, Secured Party shall apply all amounts in the Agent Receivables Collateral Account in the order provided in Section 8(c)(i) upon the first to occur of (A) the election by the Secured Party to so apply such amount, and (B) receipt by the Secured Party of written notice from the Debtor instructing the Secured Party to so apply such amounts.

ARTICLE IV

Conditions Precedent

4.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)        Documents. The Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, and the following shall have occurred, in form and substance satisfactory to the Lender:

(i) This Amendment executed by the Borrower, ABI, each other Obligor, and the Lender.

(ii) the ABI Guaranty duly executed by ABI.

(iii) the First Restated Guaranty, in the form of Exhibit W hereto, duly signed by NCM.

(iv) the Receivables Purchase Agreement duly executed and delivered by the Borrower and ABI.

(v) The First Amendment to Third Amended and Restated Receivables Purchase and Sale Agreement duly executed and delivered by Borrower and NCM.

(vi) the amendment to the Financing Statements of the Borrower, as Debtor.

(vii) the First Amendment to Intercreditor Subordination Agreement, in the form of Exhibit X hereto, signed by all parties thereto.

(viii)     a certificate of the Secretary or Assistant Secretary of ABI, dated the date of this Amendment, attesting on behalf of ABI to all corporate action taken by ABI, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the ABI Guaranty and each other document to be delivered by ABI pursuant to the Credit Agreement, and attesting to the names and true signatures of the officers of ABI authorized to sign the ABI Guaranty and the other documents to be delivered by ABI pursuant to the Credit Agreement and to the completeness and correctness of the attached Articles of Incorporation and Bylaws of ABI.

(ix)      a certificate of good standing for ABI as of a recent date issued by the Secretary of State of its jurisdiction of incorporation and each state where ABI, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

(x) a favorable opinion of general counsel to ABI and each other Obligor dated the date of this Amendment, in substantially the form set forth in Exhibit Y hereto.

(xi)       each Master General Agent Contract to which ABI is a party, attached to a certificate of a Senior Officer of ABI certifying that each such Master General Agent Contract is a true, correct and complete copy, including all amendments and supplements thereto, and is in full force and effect on the date of this Amendment.

(xii)      the Receivables Purchase Agreement between ABI and the Borrower, attached to a certificate of a Senior Officer of ABI certifying that such Receivables Purchase Agreement is a true, correct and complete copy, including all amendments and supplements thereto, and is in full force and effect on the date of this Amendment.

(xiii)     the Receivables Purchase Agreement between NCM and the Borrower, attached to a certificate of a Senior Officer of NCM certifying that such Receivables Purchase Agreement is a true, correct and complete copy, including all amendments and supplements thereto, and is in full force and effect on the date of this Amendment.

(xiv) the letter agreement among Borrower, AAI, NCM, ABI and Lender regarding notice under each Receivables Purchase Agreement, duly executed and delivered by each party thereto.

(xv)      a copy of the form of Agency Contract of ABI, attached to a certificate of a Senior Officer of ABI certifying that such form is a true, correct and complete copy of the form of Agent Contract of ABI.

(xvi)     all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by Amendment, the ABI Guaranty, the Receivables Purchase Agreement to which ABI is a party and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender and the Lender shall have received any and all other information and documents with respect to ABI and each other Obligor, which it may reasonably request.

(xvii) searches of the Uniform Commercial Code, tax lien, real property and other records with respect to any Obligor as the Lender may require.

(xviii) a Waiver of Jury Trial and Notice of Final Agreement executed by all parties thereto in the form of Exhibit Z hereto.

(b) No Default. No Default of Event of Default shall exist.

(c)        Representations and Warranties. All of the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

4.2 Expenses of Lender. As provided in the Credit Agreement, Borrower shall pay on demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of the Lender’s legal counsel.

ARTICLE V

Ratifications, Representations and Warranties

5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor and the Lender agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Upon the effectiveness of this Amendment, ABI shall be a party to the Credit Agreement and an Obligor.

5.2 Representations and Warranties. Each Obligor hereby represents and warrants to the Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default or Event of Default exists, (iv) the organizational and governance documents of such Obligor have not been modified in any respect from the copies thereof previously provided to the Lender in connection with the Credit Agreement, and (v) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject. AAI and ABI represent and warrant that ABI is a wholly-owned Subsidiary of AAI.

ARTICLE VI

Miscellaneous

6.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

6.4 INTEGRATION. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6.6 Authorization of Third Parties to Deliver Opinions, Etc. Each Obligor hereby authorizes and directs each Person whose preparation or delivery to the Lender of any opinion, report or other information is a condition or covenant under this Amendment to so prepare or deliver such opinion, report or other information for the benefit of the Lender.

6.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender and each Obligor and their respective successors and assigns, except no Obligor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Signatures hereto transmitted by facsimile shall be effective as originals.

        THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

        Executed as of the date first written above.

BORROWER:	ASCENT FUNDING, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice Presidnet, CFO and Treasurer

OBLIGORS:	ASCENT ASSURANCE, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice Presidnet, CFO and Treasurer

NATIONALCARE® MARKETING, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice Presidnet, CFO and Treasurer

AMERICARE BENEFITS, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice Presidnet, CFO and Treasurer

LENDER:	THE FROST NATIONAL BANK

By:/s/ Adam Palmer Adam Palmer Senior Vice President

EXHIBIT B

(ABI Agent Contract)

EXHIBIT C

        (Master General Agent Contract with NFL and FLICA)

EXHIBIT N

(ABI Receivables Purchase Agreement)

EXHIBIT O

(Compliance Certificate)

EXHIBIT Q

(ABI Guaranty)

EXHIBIT W

(First Restated Guaranty — NCM)

EXHIBIT X

(First Amendment to Intercreditor Subordination Agreement)

EXHIBIT Y

(Opinion of Obligor Counsel)

EXHIBIT Z

(Waiver of Jury Trial and Notice of Final Agreement)

GUARANTY AGREEMENT

        THIS GUARANTY AGREEMENT (“Guaranty”) is made as of July 6, 2004, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

1.	Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

(a)	“Lender” means THE FROST NATIONAL BANK, a national banking association, whose address for notice purposes is the following:

P.O. Box 1600
San Antonio, Texas 78296
Attn: Adam Palmer

(b)	“Borrower” means Ascent Funding, Inc., a Delaware corporation.

(c)	“Guarantor” means AmeriCare Benefits, Inc., a Delaware corporation, whose address for notice purposes is the following:

3100 Burnett Plaza
801 Cherry Street
Fort Worth, Tarrant County, Texas 76102
Attn: Chief Financial Officer.

(d)

“Guaranteed Indebtedness” means (i) all Obligations now or hereafter existing of Borrower and each other Obligor under the Credit Agreement, (ii) all obligations of Borrower and each other Obligor under each other Loan Document, (iii) all other indebtedness, obligations and liabilities of Borrower and each other Obligor to Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several (excluding only indebtedness originally payable to or in favor of a Person other than Lender and subsequently acquired by Lender), and all indebtedness, obligations and liabilities of Borrower and each other Obligor to Lender now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (iv) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness described in this definition of “Guaranteed Indebtedness”, (v) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness” or the protection or preservation of, or realization upon, the Collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (vi) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness.”

(e)	“Credit Agreement” means the Credit Agreement dated as of December 31, 2003, among Borrower, each other Obligor, and Lender, together with all amendments and restatements thereto.

(f)

“Loan Documents” means the Credit Agreement, each note executed pursuant to the Credit Agreement, each document securing or guaranteeing performance of the obligations of Borrower and each other Obligor under the Credit Agreement, each other document, instrument, financing statement, public notice and the like executed in connection with Liens in favor of Lender or collateral, and all other documents and instruments executed and delivered to Lender by any Obligor or any other Person in connection with the Credit Agreement, and each other document evidencing, securing, guaranteeing, governing and/or pertaining to all or any part of the indebtedness and obligations described in clause (iii) of “Guaranteed Indebtedness.”

        Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.

Obligations. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter; provided, however, Guarantor’s obligations hereunder for that portion of the Guaranteed Indebtedness that represents principal shall be limited to the aggregate amount of the outstanding Loans (at any time demand is made for payment under this Guaranty) the proceeds of which were used by Borrower to purchase Agent Receivables from Guarantor pursuant to the Receivables Purchase Agreement between Borrower and Guarantor. Notwithstanding anything in this Guaranty to the contrary, the obligations of Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of Guarantor pursuant to (a) applicable law, or (b) any agreement providing for rights of subrogation, reimbursement or contribution in favor of Guarantor, or for an equitable allocation among Guarantor, Borrower, any other Obligor, and any other Person of obligations arising under guaranties by such Persons.

3.	Character of Obligations.

(a)

This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor’s obligations hereunder are irrevocable. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)

Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

(c)

Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and Guarantor’s payment obligations hereunder shall continue (except as provided in Paragraph 23) until Lender has received payment in full of the Guaranteed Indebtedness and all obligations of Lender to extend credit to Borrower under the Loan Documents are terminated.

(d)

Guarantor’s obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender’s allocation of payments by Borrower.

(e)

Without further authorization from or notice to Guarantor, Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same; provided that, the Commitment will not be increased to greater than $3,000,000 without the prior written consent of Guarantor.

4.	Representations and Warranties. Guarantor hereby represents and warrants the following to Lender:

(a)

This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

(b)

Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

(c)

Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

(d)

Guarantor has the corporate power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any material agreement or instrument to which Guarantor is a party and with respect to which Guarantor has not obtained a waiver or consent of each such violation, (ii) any material law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws; and

(e)	Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

(f)

The financial statements regarding Guarantor heretofore and hereafter delivered to Lender pursuant to the Credit Agreement fairly present in all material respects the consolidated financial position of Guarantor and its consolidated Subsidiaries as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

(g)	As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, Guarantor is and will be Solvent; and

(h)	Guarantor has not entered into this Guaranty or any of the other Loan Documents to which it is a party or its property is subject with the intent to hinder, delay or defraud any creditor.

5.	Covenants. Guarantor hereby covenants and agrees with Lender as follows:

(a)

Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any (i) material portion of its assets for less than full and adequate consideration (as reasonably determined by Guarantor’s Board of Directors), or (ii) of its assets subject or intended to be subject to a Lien in favor of Lender or its affiliates; and

(b)	Guarantor shall comply with all terms and provisions of the Loan Documents to which it is a party; and

(c)

Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which could reasonably be expected to have a material adverse effect upon the financial condition of Guarantor or upon such security or could reasonably be expected to cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

6.	Consent and Waiver.

(a)

Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation (subject to the proviso of Section 3(e)), indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness, any other Obligor or any other party.

(b)

Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

(c)

Lender may at any time (subject to the other Loan Documents), without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower, any other Obligor or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower and each other Obligor to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower, any other Obligor or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

(d)

Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower, any other Obligor or any other Person liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower, any other Obligor or any other Person, or that Borrower, any other Obligor or any other Person should be joined in such cause, or (ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender’s right, at its option, to proceed against Borrower, any other Obligor or any other Person, whether by separate action or by joinder.

(e)

IN ADDITION TO ANY OTHER WAIVERS, AGREEMENTS AND COVENANTS OF GUARANTOR SET FORTH HEREIN, GUARANTOR HEREBY FURTHER WAIVES AND RELEASES ALL CLAIMS, CAUSES OF ACTION, DEFENSES AND OFFSETS FOR ANY ACT OR OMISSION OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS IN CONNECTION WITH LENDER’S ADMINISTRATION OF THE GUARANTEED INDEBTEDNESS, EXCEPT FOR LENDER’S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE.

7.	Obligations Not Impaired.

(a)

Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise (other than as a result of payment in full in cash of the Guaranteed Indebtedness after termination of all obligations of Lender to extend credit to Borrower); (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) subject to the other Loan Documents, any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)

This Guaranty shall be reinstated if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, or any other Obligor or other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

(c)

None of the following shall affect Guarantor’s liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held, directly or indirectly, by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

8.

Actions Against Guarantor. If an Event of Default exists (including the default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise), Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender’s address set forth in Subparagraph 1(a) above. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower or any other Obligor is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty, any other Loan Document or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

9.

Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph 1(a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph 1(a) above. In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

10.

Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph 1(c) above, ten (10) Business Days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

11.

Waiver by Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

12.

Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor’s heirs, executors, administrators, personal representatives and successors, including without limitation any Person obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

13.

Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses, including without limitation all reasonable attorneys’ fees, incurred by Lender in connection with the preparation (subject to Section 8.3(a) of the Credit Agreement), administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

14.

Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

15.	No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

16.

Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

17.

Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. This Guaranty, whether general, specific and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor in favor of Lender or assigned to Lender by others.

18.

Governing Law, Venue. This Guaranty is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty, any other Loan Document or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

19.

Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty, any other Loan Document or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non-usurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

20.	Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21.	Captions. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

22.

No Subrogation. Notwithstanding any payment or payments by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower, any other Obligor or any other Person or guarantee or right of offset held by Lender of the payment of the Guaranteed Indebtedness, nor shall Guarantor seek or be entitled to any reimbursement or contribution from Borrower, any other Obligor, or any other Person in respect of payments made by Guarantor hereunder, until all amounts owing to Lender by Borrower on account of the Guaranteed Indebtedness are indefeasibly paid in full in cash. If any amount shall be paid to Guarantor on account of the subrogation rights at any time when all of the Guaranteed Indebtedness has not been indefeasibly paid in full in cash, such amount shall be held by Guarantor in trust for the Guaranteed Parties, segregated from other funds of Guarantor, and shall, immediately upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required), to be applied against the Guaranteed Indebtedness, whether matured or unmatured, in such order as Lender may determine.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

        EXECUTED as of the date first above written.

GUARANTOR:

AMERICARE BENEFITS, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice President and Treasurer

FIRST RESTATED GUARANTY AGREEMENT

        THIS FIRST RESTATED GUARANTY AGREEMENT (“Guaranty”) is made as of July 6, 2004, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

1.	Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

(a)	“Lender” means THE FROST NATIONAL BANK, a national banking association, whose address for notice purposes is the following:

P.O. Box 1600
San Antonio, Texas 78296
Attn: Adam Palmer

(b)	“Borrower” means Ascent Funding, Inc., a Delaware corporation.

(c)	“Guarantor” means NationalCare® Marketing, Inc., a Delaware corporation, whose address for notice purposes is the following:

3100 Burnett Plaza
801 Cherry Street
Fort Worth, Tarrant County, Texas 76102
Attn: Chief Financial Officer.

(d)

“Guaranteed Indebtedness” means (i) all Obligations now or hereafter existing of Borrower and each other Obligor under the Credit Agreement, (ii) all obligations of Borrower and each other Obligor under each other Loan Document, (iii) all other indebtedness, obligations and liabilities of Borrower and each other Obligor to Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several (excluding only indebtedness originally payable to or in favor of a Person other than Lender and subsequently acquired by Lender), and all indebtedness, obligations and liabilities of Borrower and each other Obligor to Lender now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (iv) all accrued but unpaid interest (including all interest that would accrue but for the existence of a proceeding under any Debtor Relief Laws) on any of the indebtedness described in this definition of “Guaranteed Indebtedness”, (v) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness” or the protection or preservation of, or realization upon, the Collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (vi) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in this definition of “Guaranteed Indebtedness.”

(e)	“Credit Agreement” means the Credit Agreement dated as of December 31, 2003, among Borrower, each other Obligor, and Lender, together with all amendments and restatements thereto.

(f)

“Loan Documents” means the Credit Agreement, each note executed pursuant to the Credit Agreement, each document securing or guaranteeing performance of the obligations of Borrower and each other Obligor under the Credit Agreement, each other document, instrument, financing statement, public notice and the like executed in connection with Liens in favor of Lender or collateral, and all other documents and instruments executed and delivered to Lender by any Obligor or any other Person in connection with the Credit Agreement, and each other document evidencing, securing, guaranteeing, governing and/or pertaining to all or any part of the indebtedness and obligations described in clause (iii) of “Guaranteed Indebtedness.”

        Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement.

2.

Obligations. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter; provided, however, Guarantor’s obligations hereunder for that portion of the Guaranteed Indebtedness that represents principal shall be limited to the aggregate amount of the outstanding Loans (at any time demand is made for payment under this Guaranty) the proceeds of which were used by Borrower to purchase Agent Receivables from Guarantor pursuant to the Receivables Purchase Agreement between Borrower and Guarantor. Notwithstanding anything in this Guaranty to the contrary, the obligations of Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of Guarantor pursuant to (a) applicable law, or (b) any agreement providing for rights of subrogation, reimbursement or contribution in favor of Guarantor, or for an equitable allocation among Guarantor, Borrower, any other Obligor, and any other Person of obligations arising under guaranties by such Persons.

3.	Character of Obligations.

(a)

This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor’s obligations hereunder are irrevocable. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)

Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

(c)

Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and Guarantor’s payment obligations hereunder shall continue (except as provided in Paragraph 23) until Lender has received payment in full of the Guaranteed Indebtedness and all obligations of Lender to extend credit to Borrower under the Loan Documents are terminated.

(d)

Guarantor’s obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender’s allocation of payments by Borrower.

(e)

Without further authorization from or notice to Guarantor, Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same; provided that, the Commitment will not be increased to greater than $3,000,000 without the prior written consent of Guarantor.

4.	Representations and Warranties. Guarantor hereby represents and warrants the following to Lender:

(a)

This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

(b)

Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

(c)

Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

(d)

Guarantor has the corporate power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any material agreement or instrument to which Guarantor is a party and with respect to which Guarantor has not obtained a waiver or consent of each such violation, (ii) any material law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws; and

(e)	Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

(f)

The financial statements regarding Guarantor heretofore and hereafter delivered to Lender pursuant to the Credit Agreement fairly present in all material respects the consolidated financial position of Guarantor and its consolidated Subsidiaries as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

(g)	As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, Guarantor is and will be Solvent; and

(h)	Guarantor has not entered into this Guaranty or any of the other Loan Documents to which it is a party or its property is subject with the intent to hinder, delay or defraud any creditor.

5.	Covenants. Guarantor hereby covenants and agrees with Lender as follows:

(a)

Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any (i) material portion of its assets for less than full and adequate consideration (as reasonably determined by Guarantor’s Board of Directors), or (ii) of its assets subject or intended to be subject to a Lien in favor of Lender or its affiliates; and

(b)	Guarantor shall comply with all terms and provisions of the Loan Documents to which it is a party; and

(c)

Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which could reasonably be expected to have a material adverse effect upon the financial condition of Guarantor or upon such security or could reasonably be expected to cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

6.	Consent and Waiver.

(a)

Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation (subject to the proviso of Section 3(e)), indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness, any other Obligor or any other party.

(b)

Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

(c)

Lender may at any time (subject to the other Loan Documents), without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower, any other Obligor or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower and each other Obligor to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower, any other Obligor or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

(d)

Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower, any other Obligor or any other Person liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower, any other Obligor or any other Person, or that Borrower, any other Obligor or any other Person should be joined in such cause, or (ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender’s right, at its option, to proceed against Borrower, any other Obligor or any other Person, whether by separate action or by joinder.

(e)

IN ADDITION TO ANY OTHER WAIVERS, AGREEMENTS AND COVENANTS OF GUARANTOR SET FORTH HEREIN, GUARANTOR HEREBY FURTHER WAIVES AND RELEASES ALL CLAIMS, CAUSES OF ACTION, DEFENSES AND OFFSETS FOR ANY ACT OR OMISSION OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS IN CONNECTION WITH LENDER’S ADMINISTRATION OF THE GUARANTEED INDEBTEDNESS, EXCEPT FOR LENDER’S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE.

7.	Obligations Not Impaired.

(a)

Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise (other than as a result of payment in full in cash of the Guaranteed Indebtedness after termination of all obligations of Lender to extend credit to Borrower); (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) subject to the other Loan Documents, any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower, any other Obligor or any other guarantor of all or any part of the Guaranteed Indebtedness.

(b)

This Guaranty shall be reinstated if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, or any other Obligor or other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

(c)

None of the following shall affect Guarantor’s liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held, directly or indirectly, by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

8.

Actions Against Guarantor. If an Event of Default exists (including the default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise), Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender’s address set forth in Subparagraph 1(a) above. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower or any other Obligor is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty, any other Loan Document or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

9.

Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph 1(a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph 1(a) above. In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

10.

Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph 1(c) above, ten (10) Business Days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

11.

Waiver by Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

12.

Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor’s heirs, executors, administrators, personal representatives and successors, including without limitation any Person obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

13.

Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses, including without limitation all reasonable attorneys’ fees, incurred by Lender in connection with the preparation (subject to Section 8.3(a) of the Credit Agreement), administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

14.

Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

15.	No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

16.

Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

17.

Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. This Guaranty, whether general, specific and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor in favor of Lender or assigned to Lender by others.

18.

Governing Law, Venue. This Guaranty is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty, any other Loan Document or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

19.

Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty, any other Loan Document or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non-usurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

20.	Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21.	Captions. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

22.

No Subrogation. Notwithstanding any payment or payments by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower, any other Obligor or any other Person or guarantee or right of offset held by Lender of the payment of the Guaranteed Indebtedness, nor shall Guarantor seek or be entitled to any reimbursement or contribution from Borrower, any other Obligor, or any other Person in respect of payments made by Guarantor hereunder, until all amounts owing to Lender by Borrower on account of the Guaranteed Indebtedness are indefeasibly paid in full in cash. If any amount shall be paid to Guarantor on account of the subrogation rights at any time when all of the Guaranteed Indebtedness has not been indefeasibly paid in full in cash, such amount shall be held by Guarantor in trust for the Guaranteed Parties, segregated from other funds of Guarantor, and shall, immediately upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required), to be applied against the Guaranteed Indebtedness, whether matured or unmatured, in such order as Lender may determine.

23.	Restatement. This Guaranty is a restatement of, but not a release or novation of, the Guaranty Agreement dated December 31, 2003, made by Guarantor in favor of Lender.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

        EXECUTED as of the date first above written.

GUARANTOR:

NATIONALCARE® MARKETING, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Sr. Vice President and Treasurer

FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT

        This FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Amendment”), dated as of July 6, 2004, is among THE FROST NATIONAL BANK (the “Bank”), CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC (“CSFBM”), as Administrative Agent under the Ascent Holdings Credit Agreement referred to below (the “Administrative Agent”), for itself as such and as Agent for each of the Lenders party to that Agreement (each a “Lender”), ASCENT ASSURANCE, INC., a Delaware corporation (“Holdings”), the subsidiaries of Holdings a party hereto (each a “Subsidiary”), and SPECIAL SITUATIONS HOLDINGS, INC. — WESTBRIDGE (“Westbridge”).

RECITALS:

        Bank, CSFBM, Administrative Agent, each Lender, Holdings, each Subsidiary and Westbridge have previously entered into the Intercreditor and Subordination Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Intercreditor Subordination Agreement”). Bank and Funding are amending the Receivables Financing Agreements to, among other things, reflect the creation of AmeriCare Benefits, Inc., a Delaware corporation (“ABI”), as a new Subsidiary and the execution by ABI of a guaranty in favor of Bank.

        The parties hereto desire to amend the Intercreditor Subordination Agreement to acknowledge the guaranty of ABI in favor of Bank.

AGREEMENT:

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Intercreditor Subordination Agreement.

ARTICLE II

Amendment

2.1 Amendment to Intercreditor Subordination Agreement.

Schedule 2 to the Intercreditor Subordination Agreement is deleted in its entirety and a new Schedule 2, in the form of Schedule 2 attached hereto, is substituted in lieu thereof.

ARTICLE III

Condition Precedent

        This Amendment shall be effective upon receipt by the Bank of a counterpart of this Amendment executed by all parties hereto.

ARTICLE IV

Ratification

        The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Intercreditor Subordination Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Intercreditor Subordination Agreement are ratified and confirmed and shall continue in full force and effect. Each party hereto agrees that the Intercreditor Subordination Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

ARTICLE V

Miscellaneous

5.1 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

5.2 INTEGRATION. THIS AMENDMENT, TOGETHER WITH THE INTERCREDITOR SUBORDINATION AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

        Executed as of the date first written above.

THE FROST NATIONAL BANK

By:/s/ Adam Palmer Print Name: Adam Palmer Print Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC, as Administrative Agent

By:/s/ Alan Freudenstein Print Name: Alan Freudenstein Print Title: President

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC, as Lender

By:/s/ Alan Freudenstein Print Name: Alan Freudenstein Print Title: President

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By:/s/ Alan Freudenstein Print Name: Alan Freudenstein Print Title: President

SPECIAL SITUATIONS HOLDINGS, INC. – WESTBRIDGE

By:/s/ Alan Freudenstein Print Name: Alan Freudenstein Print Title: President

ASCENT ASSURANCE, INC.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

FOUNDATION FINANCIAL SERVICES, INC.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

NATIONALCARE® MARKETING, INC.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

AMERICARE BENEFITS, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Vice President

PRECISION DIALING SERVICES, INC.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

SENIOR BENEFITS, L.L.C.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

WESTBRIDGE PRINTING SERVICES, INC.

By:/s/ Cynthia B. Koenig Print Name: Cynthia B. Koenig Print Title: Chief Financial Officer

ASCENT FUNDING, INC.

By:/s/ Patrick J. Mitchell Print Name: Patrick J. Mitchell Print Title: President

SCHEDULE 2

RECEIVABLES FINANCING AGREEMENTS

1.     Credit Agreement among Ascent Funding, Inc., Ascent Assurance, Inc. and NationalCare® Marketing, Inc. and The Frost National Bank dated as of December 31, 2003, as amended by First Amendment to Credit Agreement and Security Agreement dated July 6, 2004.

2.     Security Agreement by Ascent Funding, Inc. for the benefit of The Frost National Bank dated as of December 31, 2003, as amended by First Amendment to Credit Agreement and Security Agreement dated July 6, 2004.

3.     Pledge and Security Agreement between Ascent Assurance, Inc. and The Frost National Bank dated as of December 31, 2003.

4.     Guaranty Agreement by Ascent Assurance, Inc. in favor of The Frost National Bank dated as of December 31, 2003.

5.     Pledge and Security Agreement between NationalCare® Marketing, Inc. and The Frost National Bank dated as of December 31, 2003.

6.     First Restated Guaranty Agreement by NationalCare® Marketing, Inc. in favor of The Frost National Bank dated as of July 6, 2004.

7.     Guaranty Agreement by AmeriCare Benefits, Inc. in favor of The Frost National Bank dated as of July 6, 2004.

WAIVER OF JURY TRIAL AND NOTICE OF FINAL AGREEMENT

To:	ASCENT FUNDING, INC. (collectively, whether one or more, “Borrower”)

As of the effective date of this Notice, Borrower and THE FROST NATIONAL BANK, a national banking association (“Lender”) have amended the Credit Agreement pursuant to which Lender has agreed to make a loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount at any time outstanding of up to $3,000,000.00 (collectively, whether one or more, the “Loan”).

FACSIMILE DOCUMENTS AND SIGNATURES

For purposes of negotiating and finalizing the Written Loan Agreement (as hereinafter defined), if this document or any document executed in connection with the Loan is transmitted by facsimile machine (“fax”), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

WAIVER OF RIGHT TO TRIAL BY JURY

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER TO ENFORCE THIS AGREEMENT, TO COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A JURY.

NOTICE OF FINAL AGREEMENT

In connection with the Loan, Borrower and Lender and the undersigned guarantors (collectively, whether one or more, “Other Obligors”) have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively herein referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Executed effective as of July 6, 2004.

THE FROST NATIONAL BANK, a national banking association

By:/s/ Adam Palmer Print Name: Adam Palmer Print Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

BORROWER:

ASCENT FUNDING, INC.

By:/s/ Patrick J. Mitchell
Print Name: Patrick J. Mitchell
Print Title: Chairman of the Board, President, and Dir.

OTHER OBLIGORS:

ASCENT ASSURANCE, INC.

By:/s/ Patrick J. Mitchell
Print Name: Patrick J. Mitchell
Print Title: CEO, President

NATIONALCARE® MARKETING, INC.

By:/s/ Patrick J. Mitchell
Print Name: Patrick J. Mitchell
Print Title: Chairman of the Board, President,CEO and Dir.

AMERICARE BENEFITS, INC.

By:/s/ Patrick J. Mitchell
Print Name: Patrick J. Mitchell
Print Title: Chariman of the Board